MERRILL LYNCH
DRAGON FUND, INC.



FUND LOGO



Quarterly Report

March 31, 1999





Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
March 31, 1999


INDONESIA          1.1%
SINGAPORE         12.6%
MALAYSIA           2.8%
THAILAND           5.7%
CHINA              2.3%
HONG KONG         35.8%
SOUTH KOREA       15.7%
TAIWAN            11.3%
PHILIPPINES        5.9%


[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., March 31, 1999


DEAR SHAREHOLDER


For the quarter ended March 31, 1999, Merrill Lynch Dragon Fund,
Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +1.66%, +1.27%, +1.29% and +1.52%, respectively.
(Complete performance information can be found on pages 5 and 6 of this report to shareholders.)


Investment Environment
The dragon economies continued with the slow work of repair and reconstruction throughout the quarter ended March 31, 1999. During the period, there were signs that the region's economic contraction is moderating. Certain macroeconomic indicators are recovering and there has been a huge buildup in Asia's current account surpluses. Some economists forecast a resumption of positive year-over-year gross domestic product (GDP) growth in the second quarter of 1999 for most Asian countries. However, Hong Kong will probably lag the recovery, since it still has to deal with the deflationary effects of its currency peg.

Along with record-low interest rates, government fiscal spending is also on the rise. After years of running surpluses, all the dragon economies are currently running fiscal deficits, helping to give growth a boost during 1999. Industrial production numbers are up on a year-over-year basis in India, South Korea and Singapore. From a quarter-to-quarter standpoint, they are up in Taiwan and Thailand.

The spending patterns of local consumers are beginning to shift for the better. Auto sales are rising on a quarter-to-quarter basis as well as from a more volatile month-to-month standpoint. Airline travel offers another sign of a renewal in consumer spending. Part of the recovery of private consumption is attributable to a rise in Asia's savings ratio in 1998 from 1997.

External accounts continue to be strong for the dragon countries. Economists estimate that the current account surpluses in the region this year will be around 5% of GDP. This reversal is dramatic and provides support for the dragon currencies. It was notable that when the Brazilian currency devalued in January, the Asian currencies barely moved. Current account surpluses and large foreign reserves will help cushion dragon countries from the potential economic dislocations that may arise globally, and will continue to provide a buffer against upward pressure on interest rates.


Investment Outlook
Hong Kong continues to show signs of a slowdown. Unemployment is generally expected to rise in 1999. The currency peg limits the options for policymakers. As a result, real interest rates in Hong Kong remain quite high by Asian standards and the country is still experiencing deflation. Moreover, the slowdown in exports and domestic demand experienced by The People's Republic of China have a negative effect on Hong Kong's growth.

While GDP growth is being revised up for the rest of Asia, Taiwan's is expected to fall. Taiwan's economy is still in the midst of tightening credit crunch. Financial institutions are calling back loans and bad debts in the banking sector are rising. In an effort to counter the credit contraction, the central bank has been cutting interest rates and bank reserve requirements. In the short term this will mean more liquidity in the system, which will probably flow back into the stock market. Another factor that may mitigate the slowdown in Taiwan is a recovery in Asian demand, which may lend support to Taiwan's export sector.

We expect The People's Republic of China's economy to experience further slowing this year. The country is suffering from three main problems. First, there is excess supply of many goods. Second, domestic demand has been very weak because of corporate restructuring and bankruptcies. Third, the country is undergoing deflation. However, despite these problems, China must continue its reform process by cleaning up its banking sector and restructuring its state-owned enterprises. Strong government fiscal spending has been supporting the economy, but the budget deficit cannot grow indefinitely. In the latest National Peoples Congress, Premier Zhu Rongji talked about these problems openly, which signals the public acknowledgment of China's problems. If reform is to take place at a faster pace, the stability of the renminbi may be in doubt by the end of the year. A devaluation may not necessarily be negative for the economy. It would support the export sector, which is the one of the main drivers of the economy at the current time. It would also be positive for Hong Kong, since an increase in exports would be good for its ports and services industries.

The economy in South Korea is improving, thus confirming investors' views that a recovery is underway and that GDP growth will continue to surpass expectations. Another positive factor for the economy is the continued decline in inventories. Restocking these depleted inventories will provide strong support for industrial production. The other area that is poised for positive surprises is domestic demand. Wholesale and retail sales posted the first growth since the outbreak of the currency crisis.

In Singapore, companies are focusing on enhancing shareholder value and improving returns on assets. Firms have cut costs aggressively, and the government has introduced legislation to allow for better management of corporate balance sheets. Unlike Hong Kong, Singapore can set its own monetary policy. As a result, nominal rates of interest have declined sharply.

In Indonesia, most investors are awaiting the results of the elections scheduled to take place in June. The likely outcome will be a coalition government, since there is no single party expected to gain a majority in parliament. The important outcome of the elections will be the choice of the president. We expect elections to take place relatively smoothly. However, if a coalition government is the result, it will be more difficult to arrive at an economic policy consensus. Meanwhile, bank reconstruction is making some progress, since the government has moved to close down seven banks and recapitalize several others.

Interest rates in the Philippines have continued to fall over the past quarter. Export figures have also been the strongest in the region. We expect the economy to recover modestly in 1999. Fortunately, the country does not have the same level of banking problems as other dragon economies that were impacted by the currency crisis.

Malaysia has removed its strict capital controls and replaced them with a system of exit taxes. This move may have made it easier officially for money to be repatriated from the country, but the process is still quite cumbersome. The International Finance Corporation has reinstalled Malaysia into its indexes as a result of the removal of capital controls. In terms of the economy, there are signs of improvement. Bank recapitalization is continuing apace and corporate debt restructuring is also taking place.

The Thai economy seems to be mending. Industrial production numbers have been rising on a quarter-to-quarter and month-on-month basis. Nominal and real interest rates have contracted sharply. Nominal and inflation-adjusted interest rates have declined to levels that are lower than those prevailing before the currency crisis. In the political arena, the passage of the bankruptcy and foreclosure laws bodes well for easing the economic reform logjam.

In summary, we expect the dragon countries to continue on their recovery paths this year, with momentum building more toward the end of the year and then moving apace next year. It is encouraging to see that as governments are restructuring the economies on a macroeconomic level, there is also micro-level corporate restructuring taking place. For this reason, earnings growth is likely to improve next year, as corporations dispose of assets, restructure debt and streamline operations. This activity should prove positive for their bottom lines. Nevertheless, there is much more work to be done in terms of bank recapitalization. However, the initial steps have been taken. If this trend continues, it then becomes a matter of time for Asia to clean up its debt problem.


Investment Strategy
We made no major shifts in the Fund's asset allocation during the March quarter. Our most significant change was to increase our weighting in Taiwan while selling some positions in Thailand. We have also started to modestly increase investments in Indonesia. In addition, we decreased the Fund's Chinese investments, since we believe that this may be a difficult year for the economy. Within the country portfolios, we have started to build some holdings in consumer-related stocks, since we have seen the beginning of a recovery in this sector. In Malaysia, we are trying to sell our remaining investments (2.8% of net assets as of March 31, 1999), but are still working through the administrative details.


Merrill Lynch Dragon Fund, Inc., March 31, 1999


In Conclusion
We expect to remain fully weighted in equities in the near term. We will shift our portfolio of stocks in each country toward positions that will benefit from the recovery in various sectors of the economy. We believe that all the countries in non-Japan Asia are in a recovery trend; therefore, it is difficult to differentiate medium-term country performance. Therefore at this stage of the cycle, stock picking will become more important.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



April 28, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Dragon Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




Merrill Lynch Dragon Fund, Inc., March 31, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                          12 Month         3 Month      Since Inception
                                                        Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares                        -12.24%           +1.66%          -45.09%
ML Dragon Fund, Inc. Class B Shares                        -13.28            +1.27           - 8.55
ML Dragon Fund, Inc. Class C Shares                        -13.21            +1.29           -47.52
ML Dragon Fund, Inc. Class D Shares                        -12.42            +1.52           - 3.40

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods areClass A Shares & Class C Shares, from 10/21/94 to 3/31/99 and Class B Shares & Class D Shares, from 5/29/92 to 3/31/99.



Merrill Lynch Dragon Fund, Inc., March 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        -12.24%        -16.85%
Inception (10/21/94) through 3/31/99      -12.63         -13.68

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        -13.28%        -16.73%
Five Years Ended 3/31/99                  - 9.61         - 9.61
Inception (5/29/92) through 3/31/99       - 1.30         - 1.30

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        -13.21%        -14.07%
Inception (10/21/94) through 3/31/99      -13.51         -13.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -12.42%        -17.02%
Five Years Ended 3/31/99                  - 8.86         - 9.84
Inception (5/29/92) through 3/31/99       - 0.50         - 1.29

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                  Shares Held/                                                                 Percent of
COUNTRIES      Industries         Face Amount          Long-Term Investments                Cost       Value   Net Assets
China          Appliances           1,037,000    Guangdong Kelon Electrical Holdings
                                                 Company Limited 'H'                  $  1,056,898   $    756,065     0.3%

               Infrastructure       3,950,000    Jiangsu Expressway Company Ltd. 'H'       979,672        774,770     0.3
                                US$   927,000    New World Infrastructure Limited,
                                                 5% due 7/15/2001 (a)                    1,199,380        787,950     0.3
                                    4,197,000    Zhejiang Expressway Co. Ltd. 'H'          752,949        714,899     0.2
                                                                                      ------------   ------------   ------
                                                                                         2,932,001      2,277,619     0.8

               Mining                  72,520    Yanzhou Coal Mining Co.,
                                                 Ltd. (ADR)*                             1,142,190        575,628     0.2

               Telecommunications      78,450    China Telecom (Hong Kong)
                                                 Limited (ADR)*                          3,109,371      2,618,269     1.0

                                                 Total Long-Term Investments
                                                 in China                                8,240,460      6,227,581     2.3

Hong Kong      Banking                619,867    HSBC Holdings PLC                      13,289,341     19,517,324     7.3
                                       83,200    HSBC Holdings PLC (GBP)                 2,235,921      2,683,010     1.0
                                                                                      ------------   ------------   ------
                                                                                        15,525,262     22,200,334     8.3

               Conglomerates        2,715,000    Hutchison Whampoa Limited              20,216,897     21,371,332     8.0

               Consumer Products      302,900    VTech Holdings Limited                  1,291,698        873,592     0.3

               Electronics          1,052,000    Johnson Electric Holdings Limited       2,127,562      2,966,191     1.1

               Insurance            1,965,000    AXA China Region Ltd.                   1,866,483      1,381,946     0.5

               Publishing &         2,842,000    South China Morning Post
               Broadcasting                      Holdings Ltd.                           1,864,697      1,576,974     0.6
                                      662,000    Television Broadcasts Ltd.              2,449,123      2,404,741     0.9
                                                                                      ------------   ------------   ------
                                                                                         4,313,820      3,981,715     1.5

               Real Estate          2,057,000    Cheung Kong (Holdings) Ltd.            10,616,590     15,660,954     5.9
                                      875,588    Sun Hung Kai Properties Ltd.            6,641,044      6,525,048     2.4
                                                                                      ------------   ------------   ------
                                                                                        17,257,634     22,186,002     8.3

               Retail               2,000,000    Dairy Farm International                2,504,925      2,320,000     0.9

               Telecommunications     351,052    Hong Kong Telecommunications
                                                 Ltd. (ADR)*                             6,769,755      6,867,455     2.6

               Utilities--          1,245,000    CLP Holdings Limited                    4,914,166      5,976,463     2.2
               Electric & Gas       3,949,817    Hong Kong and China Gas
                                                 Company Ltd.                            6,047,546      5,581,141     2.1
                                                                                      ------------   ------------   ------
                                                                                        10,961,712     11,557,604     4.3

                                                 Total Long-Term Investments
                                                 in Hong Kong                           82,835,748     95,706,171    35.8

Indonesia      Food                 1,350,000    PT Indofood Sukses Makmur Tbk             762,668        847,674     0.3

               Telecommunications     350,000    PT Telekomunikasi Indonesia (ADR)*      3,025,846      2,231,250     0.8

                                                 Total Long-Term Investments
                                                 in Indonesia                            3,788,514      3,078,924     1.1

Malaysia++     Consumer Products    1,208,000    Amway (Malaysia) Holdings BHD           1,966,021      1,843,789     0.7

               Food                   278,700    Nestle (Malaysia) BHD                   1,420,071        975,450     0.4

               Publishing &           761,000    Star Publications (Malaysia)            1,275,461      1,021,342     0.4
               Broadcasting

               Tobacco                319,000    Rothmans of Pall Mall (Malaysia) BHD    1,348,609      1,888,816     0.7

               Utilities--          2,444,000    YTL Power International BHD             2,233,583      1,749,389     0.6
               Electric & Gas
                                                 Total Long-Term Investments
                                                 in Malaysia                             8,243,745      7,478,786     2.8

Philippines    Banking                240,000    Metropolitan Bank & Trust Company       1,591,117      1,911,917     0.7

               Conglomerates       14,579,320    Benpres Holdings Corp.                  3,886,185      2,266,216     0.8

               Consumer Products      750,000    San Miguel Corporation 'B'              1,332,717      1,253,238     0.5

               Real Estate          7,814,184    Ayala Land, Inc.                        6,240,391      2,277,450     0.9

               Retail              12,982,170    SM Prime Holdings, Inc.                 2,836,241      2,690,605     1.0

               Telecommunications     100,000    Philippine Long Distance
                                                 Telephone Company (ADR)*                2,658,633      2,587,500     1.0

               Utilities--            802,893    Manila Electric Company 'B'             4,559,961      2,662,443     1.0
               Electric & Gas
                                                 Total Long-Term Investments
                                                 in the Philippines                     23,105,245     15,649,369     5.9


Merrill Lynch Dragon Fund, Inc., March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                  Shares Held/                                                                 Percent of
COUNTRIES      Industries         Face Amount          Long-Term Investments                Cost       Value   Net Assets
Singapore      Airlines               971,000    Singapore Airlines Ltd. 'Foreign'    $  8,475,957   $  7,032,155     2.6%

               Banking                672,000    Development Bank of Singapore
                                                 Limited 'Foreign'                       7,406,142      5,100,348     1.9
                                      365,000    Oversea-Chinese Banking
                                                 Corporation Ltd. 'Foreign'              2,362,933      2,474,218     0.9
                                      819,000    Overseas Union Bank Ltd. 'Foreign'      3,333,434      2,894,496     1.1
                                                                                      ------------   ------------   ------
                                                                                        13,102,509     10,469,062     3.9

               Electronics            378,000    Elec & Eltek International
                                                 Company Ltd.                            2,282,845      1,391,040     0.5
                                      887,000    Natsteel Electronics Ltd.               1,669,865      2,425,632     0.9
                                                                                      ------------   ------------   ------
                                                                                         3,952,710      3,816,672     1.4

               Engineering          3,092,000    Singapore Technologies
                                                 Engineering Ltd.                        2,679,498      2,794,623     1.1

               Internet                24,000    Pacific Internet Ltd.                     408,000      1,383,000     0.5

               Publishing &           533,837    Singapore Press Holdings Ltd.           6,645,512      5,907,466     2.2
               Broadcasting

               Telecommunications   1,586,000    Singapore Telecommunications, Ltd.      2,422,548      2,260,464     0.9

                                                 Total Long-Term Investments
                                                 in Singapore                           37,686,734     33,663,442    12.6

South Korea    Consumer Products       36,340    Cheil Jedang Corp.                      1,372,650      1,366,455     0.5

               Electronics            187,708    Samsung Display Devices Co., Ltd.       7,377,388      9,232,294     3.5
                                      137,118    Samsung Electronics Co., Ltd.           7,158,098     10,624,967     4.0
                                                                                      ------------   ------------   ------
                                                                                        14,535,486     19,857,261     7.5

               Property & Casualty     20,159    Samsung Fire & Marine Insurance         5,329,667      7,695,279     2.9
               Insurance

               Steel                  171,930    Pohang Iron & Steel Company,
                                                 Ltd. (ADR)*                             2,851,900      3,073,249     1.1

               Utilities--            217,370    Korea Electric Power Corporation        3,842,797      5,248,085     2.0

               Electric & Gas         360,450    Korea Electric Power
                                                 Corporation (ADR)*                      4,342,498      4,573,209     1.7
                                                                                      ------------   ------------   ------
                                                                                         8,185,295      9,821,294     3.7
                                                 Total Long-Term Investments
                                                 in South Korea                         32,274,998     41,813,538    15.7

Taiwan         Banking              2,938,000    Bank Sinopac                            1,269,856      1,632,222     0.6

               Electronics          1,520,000    Advanced Semiconductor
                                                 Engineering Inc.                        2,919,845      3,579,710     1.3
                                      793,000    Compeq Manufacturing Co., Ltd.          5,187,329      3,783,031     1.4
                                      853,000    Hon Hai Precision Industry              4,403,365      4,558,605     1.7
                                    1,924,000    Taiwan Semiconductor Manufacturing
                                                 Company                                 4,209,547      6,041,546     2.3
                                                                                      ------------   ------------   ------
                                                                                        16,720,086     17,962,892     6.7

               Footwear             1,085,000    Pou Chen Corporation                    2,859,658      2,325,936     0.9

               Insurance            1,147,000    Cathay Life Insurance Co., Ltd.         3,896,167      3,705,586     1.4

               Retail                 936,000    President Chain Store Corp.             2,909,010      2,896,739     1.1

               Textiles               803,000    Nien Hsing Textile Corporation Ltd.     1,770,503      1,551,691     0.6

                                                 Total Long-Term Investments
                                                 in Taiwan                              29,425,280     30,075,066    11.3

Thailand       Banking          US$ 3,689,000    Bangkok Bank Public Company
                                                 Limited, 4.589% due 3/03/2004 (a)       1,496,880      1,696,940     0.6
                                    1,202,000    Thai Farmers Bank Public Company
                                                 Limited 'Foreign'                       1,694,499      2,436,053     0.9
                                                                                      ------------   ------------   ------
                                                                                         3,191,379      4,132,993     1.5

               Oil & Gas              466,675    PTT Exploration and Production
                                                 Public Company Limited 'Foreign'        4,896,137      3,633,843     1.3

               Publishing &           758,438    BEC World Public Company
               Broadcasting                      Limited 'Foreign'                       3,563,433      3,680,952     1.4

               Telecommunications     538,402    Advanced Info Service Public
                                                 Company Limited 'Foreign'               2,914,500      3,905,209     1.5

                                                 Total Long-Term Investments
                                                 in Thailand                            14,565,449     15,352,997     5.7

                                                 Total Long-Term Investments           240,166,173    249,045,874    93.2

                                       Face
                                      Amount        Short-Term Investments

United States  Commercial       US$ 5,122,000    General Electric Capital Corp.,
               Paper**                           5.08% due 4/01/1999                     5,122,000      5,122,000     1.9

               US Government        5,000,000    Federal Home Loan Mortgage
               Agency Obligations**              Corporation, 4.77% due 4/06/1999        4,996,688      4,996,688     1.9

                                                 Total Short-Term Investments           10,118,688     10,118,688     3.8

               Total Investments                                                     $ 250,284,861    259,164,562    97.0
                                                                                     =============
               Unrealized Appreciation on Forward Foreign Exchange Contracts ***                          281,247     0.1

               Other Assets Less Liabilities                                                            7,630,983     2.9
                                                                                                     ------------   ------
               Net Assets                                                                            $267,076,792   100.0%
                                                                                                     ============   ======

               Net Asset Value:    Class A--Based on net assets of $14,046,334
                                            and 1,909,756 shares outstanding                         $       7.36
                                                                                                     ============
                                   Class B--Based on net assets of $181,316,536
                                            and 25,311,126 shares outstanding                        $       7.16
                                                                                                     ============
                                   Class C--Based on net assets of $14,385,382
                                            and 2,038,953 shares outstanding                         $       7.06
                                                                                                     ============
                                   Class D--Based on net assets of $57,328,540
                                            and 7,803,079 shares outstanding                         $       7.35
                                                                                                     ============


            (a)Convertible security.
             ++Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and the value of any investments made before February 15, 1999 will be discounted, based upon its value as of August 31, 1998, by 30% through March 31, 1999,
               20% from April 1, 1999 through May 31, 1999 and 10% from June 1,
               1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the
               Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.
              *American Depositary Receipts (ADR).
             **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
            ***Forward foreign exchange contracts as of March 31, 1999 were as follows:

               Foreign                Expiration           Unrealized
               Currency Sold              Date           Appreciation

               THB  296,000,000         May 1999         $    114,353
               THB  174,000,000        June 1999              166,894
                                                         ------------
               Total Unrealized Appreciation on Forward
               Foreign Exchange Contracts--Net
               (US$ Commitment--$12,800,000)             $    281,247
                                                         ============



Merrill Lynch Dragon Fund, Inc., March 31, 1999


PORTFOLIO INFORMATION


Investments
As of 3/31/99

Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

Hutchison Whampoa Limited                    8.0%
HSBC Holdings PLC                            7.3
Cheung Kong (Holdings) Ltd.                  5.9
Samsung Electronics Co., Ltd.                4.0
Samsung Display Devices Co., Ltd.            3.5
Samsung Fire & Marine Insurance              2.9
Singapore Airlines Ltd. 'Foreign'            2.6
Hong Kong Telecommunications Ltd. (ADR)      2.6
Sun Hung Kai Properties Ltd.                 2.4
Taiwan Semiconductor Manufacturing Company   2.3


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Electronics                                 16.7%
Banking                                     15.0
Utilities--Electric & Gas                    9.6
Real Estate                                  9.2
Conglomerates                                8.8
Telecommunications                           7.8
Publishing & Broadcasting                    5.5
Retail                                       3.0
Property & Casualty Insurance                2.9
Airlines                                     2.6



EQUITY PORTFOLIO CHANGES

For the Quarter Ended March 31, 1999

Additions

Bank Sinopac
Cheil Jedang Corp.
Dairy Farm International
Korea Electric Power Corporation (ADR)
PT Indofood Sukses Makmur Tbk
PT Telekomunikasi Indonesia (ADR)
Pacific Internet Ltd.
Philippine Long Distance Telephone Company (ADR)
San Miguel Corporation 'B'
Singapore Technologies Engineering Ltd.


Deletions

Bangkok Bank Public Company Limited 'Foreign'
Beijing Datang Power Generation Company Limited
Cheung Kong Infrastructure Holdings Limited
Electricity Generating Public Company Limited 'Foreign'
Fubon Insurance Co., Ltd. (GDR)
Gulf Indonesia Resources Ltd. (ADR)
Hana Microelectronics Public Company Limited 'Foreign'
Housing Development Finance Corporation Ltd. (HDFC)
Huaneng Power International, Inc. (ADR)
International Container Terminal Services, Inc. (ICTSI)
Mahanagar Telephone Nigam Ltd. (GDR)
Swire Pacific Ltd. 'B'



OFFICERS AND DIRECTORS


Terry K. Glenn,  President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Dragon Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863